HC Capital Trust
Specialist Manager Compliance Checklist
For the Quarter ended December 31, 2011

RULE 10f-3 AFFILIATED UNDERWRITER TRANSACTIONS

                                                                                                                  % OF
                                                                                                                   TOTAL
                                                                                                                  OFFERING  RECEIVED
                                                                                                                     IN       COPY
                     SPECIALIST     SECURITY /                           AFFILIATED          DATE        TOTAL     MANAGED    FORM
     PORTFOLIO        MANAGER        ISSUER           UNDERWRITER       UNDERWRITER        ACQUIRED    ACQUIRED    PORTION   10F-3?
------------------------------------------------------------------------------------------------------------------------------------
Fixed Income         Seix         Emdeon Inc.       Barclays          SunTrust Robinson   10/14/2011   $1,790,000    0.48%     Yes
Opportunity          Investment                                       Humphrey
                     Advisors
Fixed Income         Seix         Kinetics Concept  Morgan Stanley    SunTrust Robinson   10/25/2011   $1,470,000    0.08%     Yes
Opportunity          Investment                                       Humphrey
                     Advisors
Fixed Income         Seix         Chesapeake Oil    Bank of America   SunTrust Robinson   10/25/2011   $910,000      0.14%     Yes
Opportunity          Investment                                       Humphrey
                     Advisors
Fixed Income         Seix         Markwest Energy   Barclays          SunTrust Robinson   10/25/2011   $1,035,000    0.15%     Yes
Opportunity          Investment                                       Humphrey
                     Advisors
Fixed Income         Seix         Health Management Deutsche          SunTrust Robinson    11/8/2011   $660,000      0.08%     Yes
Opportunity          Investment   Association                         Humphrey
                     Advisors
Fixed Income         Seix         Community Health  Credit Suisse     SunTrust Robinson   11/14/2011   $3,200,000    0.32%     Yes
Opportunity          Investment   System                              Humphrey
                     Advisors